SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                               FORM 8-K


                           CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            August 12, 2003
                            ---------------
                            Date of Report
                  (Date of Earliest Event Reported)

                            BRENEX OIL CORP.
                            ----------------
       (Exact Name of Registrant as Specified in its Charter)

    Utah                  000-32205               87-0666021
   ------                 ---------               ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)

                      4685 South Highland Drive, #202
                        Salt Lake City, Utah 84117
                      -------------------------------
                 (Address of Principal Executive Offices)

                           (801) 278-9424
                            --------------
                     Registrant's Telephone Number

                                  N/A
                                  ---
        (Former Name or Former Address if changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99.1                    Letter of Intent

         99.2                    Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 9.  Regulation FD Disclosure

     See Exhibit 99.2, Press Release dated August 12, 2003, a copy of which is attached hereto and incorporated herein by reference.




                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BRENEX OIL CORP.


Date: 12 Aug. 03                         /s/ Thomas J. Howells
     --------------                   -------------------------------------
                                        Thomas J. Howells
                                        Director and President